Exhibit 99.1

Endo Pharmaceuticals SG Cowen 23rd Annual Health Care Conference

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.

Endo Profile Fully integrated specialty pharma company with market leadership in pain management Strong portfolio of marketed, established products Lidoderm(r) Percocet(r) Other brands including Percodan(r) and Zydone(r) Difficult-to-develop generics MSContin generic OxyContin generic tentative FDA approval July 2002 in litigation - tentative trial date June 2003 Substantial pipeline Filed two NDAs in 2002 Two additional products in Phase III clinical trials

Endo Profile Leveraging our pain management expertise to grow the business Net Sales: 38% CAGR 1998-2002 Consolidated EBITDA: 62% CAGR 1998-2002 Developing and commercializing products Lidoderm(r) sales doubled in 2002 vs 2001 Percocet(r) sales up 43% in 2002 vs 2001 Filed two NDAs; added four patent-protected products to our pipeline in 2002 Building a solid financial position Strong cash flow Debt-free

Targeted Sales and Marketing Direct promotion through national sales forces 70 specialty/institutional representatives (internal) 160 community-based representatives (contracted) Concentrated audience Approximately 20,000 physicians yield ~60% of all strong opioid prescriptions Focus on physician specialties in: Pain management Neurology Anesthesiology Surgery Oncology Primary care

Lidoderm(r) Lidoderm(r) Patented topical patch launched in 1999 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain. The only targeted peripheral analgesic Provides analgesia directly to the affected nerves

Lidoderm(r) Prescriptions Source: IMS NPA, 12/02 Quarter Ended Prescriptions (thousands) 250 200 150 100 50 0 Dec-99 Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 21 28 39 49 60 68 81 96 119 139 170 200 243

Lidoderm(r) Net Sales $100.0 $80.0 $60.0 $40.0 $20.0 $0.0 2000 2001 2002 $83.2 $40.9 $22.5 (in millions) CAGR 92%

Lidoderm(r) - Life-Cycle Management Open-label pilot studies (ref: WCP 2002) have indicated utility (pain reduction; improved quality of life) in: Chronic low back pain HIV-associated painful peripheral neuropathy Painful diabetic neuropathy Data to be presented at APS 2003 have indicated utility in: Pain of osteoarthritis Lower back pain Diabetic neuropathy Idiopathic neuropathy Combination with gabapentin for various neuropathies Based on these data, double blind, placebo-controlled Phase II study initiated in chronic low back pain with patches remaining on for up to 24 hours

PHN Share of Neuropathic Pain Market 2002 Peripheral Neuropathies 5940 Other Neuropathies 2911 Carpal Tunnel Syndrome 2578 Diabetic Neuropathy 717 Trigeminal Neuralgia 389 PHN 199 Source: IMS NDTI, 12/02 Other Neuropathies 23% Carpal Tunnel Syndrome 20% Peripheral Neuropathies 46% Diabetic Neuropathy 6% Trigeminal Neuralgia 3% PHN 2%

0 50 100 150 200 250 Percocet(r) Prescriptions Prescriptions (thousands) 7.5/325 & 10/325 launch 7.5/500, 10/650, & 2.5/325 launch Percocet(r) 5 mg 7.5/500 & 10/650 Percocet(r) Percocet(r) 7.5/325 & 10/325 Sept 99 Dec 99 Mar 00 Jun 00 Sept 00 Dec 00 Jun 01 Sept 01 Dec 01 Mar 01 Mar 02 Jun 02 Sept 02 Dec 02 Source: IMS NPA, 12/02

Percocet(r) Net Sales $180.0 (in millions) $150.0 $120.0 $90.0 $60.0 $30.0 $0.0 2000 $51.5 $92.4 $101.0 $144.6 2001 2002 1999 CAGR 41%

Pipeline NDAs DepoMorphine(tm) EN3247 Oral Rinse Oxymorphone IR (1) Oxymorphone ER Lidoderm(r) (Low back pain) CHRONOGESIC(tm) Propofol IDD-D(tm) Filed 12/02 Pre-Clinical Phase I Phase II Phase III NDA Multiple Projects (Undisclosed) Filed 12/02 NDA Filing target mid-2003 NDA Filing target late 2003/early 2004 (1) Co-developed with Penwest (2) Licensed marketing rights from SkyePharma (3) Licensed marketing rights from DURECT (2) (3) (2)

Oxymorphone Filed Two NDAs with the FDA - December 2002 Accepted - February 2003 Oxymorphone ER Moderate-to-severe pain in patients requiring continuous, around-the-clock opioid therapy for an extended period of time Oxymorphone IR Acute moderate-to-severe pain NDA Overview Approximately 2,500 subjects 1,400 received oxymorphone 16 Phase I studies 12 Phase II/III studies

Strong Opioid Market Source: IMS RPP, 12/02 $3.5 (in billions) $0.9 1999 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $0.0 $1.4 $1.9 $2.7 $3.0 1998 2000 2001 2002 CAGR 35%

Oxymorphone Product Profile First "new" oral opioid in decades Oxymorphone ER appears to be approximately twice as potent as oxycodone CR Phase III studies in osteoarthritis pain, low back pain, cancer pain, and post-surgical pain Four dosage formulations: ER and IR tablets, injectible and suppository Oxymorphone ER appears to provide a true 12-hour duration of effect as demonstrated in clinical trials

Oxymorphone ER/IR Clinical Program (Overview of Phase II/III Studies) Study Indication Comparator Primary Outcome Statistical Significance 02-012 Post Surgical Pain Placebo 02-015 Osteoarthritis Pain Oxycodone CR and Placebo 02-016 Chronic Low Back Pain Oxycodone CR and Placebo 02-025 Osteoarthritis Pain Placebo 02-017 Cancer Pain Morphine Sulfate ER, Oxycodone CR 02-018 Cancer Pain Morphine Sulfate ER - 02-019 Cancer Pain Oxycodone CR 03-004 Post Surgical Pain Oxycodone IR and Placebo 03-005 Post Surgical Pain Oxycodone IR and Placebo

Oxymorphone Upcoming Data Presentation Seven abstracts accepted for poster presentation at the 22nd Annual Scientific Meeting of the American Pain Society (Chicago, March 20-23, 2003), including: Oxymorphone ER Efficacy vs placebo and oxycodone CR in chronic low back pain Efficacy and quality of life vs placebo in patients with osteoarthritis Long-term safety, effectiveness, and dose stabilization in osteoarthritis pain Long-term safety, effectiveness, and dose stabilization in cancer pain Oxymorphone IR Efficacy vs placebo and oxycodone IR in post-surgical orthopedic pain

DepoMorphine™

- Product Description
  - DepoMorphine™ - SkyePharma's DepoFoam™ encapsulated morphine
  - Epidural injection prior to start of abdominal or lower limb surgery - intended to slowly release morphine to provide 48 hours of analgesia
  - Approximately 26 million hospital surgeries annually in the United States
    - 6-7 million major surgeries represents an opportunity for DepoMorphine™
  - Currently in Phase III clinical trials - anticipate NDA filing in mid-2003

Making a Difference

ENDO PHARMACEUTICALS

DepoMorphine(tm) Market Opportunity Clinical Rationale Five Phase III studies - hip or knee replacement, lower abdominal surgery (x2), C-section First pivotal study - patients experienced statistically significant post-op pain relief for 48 hours; safety profile typical for an epidural opioid agent DepoMorphineTM is intended to avoid need for indwelling epidural catheter & problems with patients on low molecular weight heparin DepoMorphineTM is intended to ease post-surgical pain management

EN 3247 Oral Rinse (triclosan 0.1%) Product Description EN 3247 - an oral rinse containing triclosan in a patent-protected formulation; patent coverage through 2017 Anti-inflammatory, anti-cytotoxic, anti-microbial activity Being studied for the prevention and reduction in duration of oral mucositis in patients undergoing cancer chemotherapy Currently in Phase III clinical trials NDA filing expected late 2003 or early 2004 Fast-track review status granted by FDA

EN 3247 Oral Rinse (triclosan 0.1%) Clinical Rationale Oral Mucositis - ulceration of the oral mucosa caused by chemotherapy, total body radiation, and/or bone marrow transplant beginning 5-10 days after initiation of chemotherapy, lasting 7-14 days No approved effective treatment Major medical and economic consequences In Phase II studies: Appears to significantly reduce incidence and duration of Oral Mucositis Patients experienced reduction in pain score by 24%

Propofol IDD-DTM Product Description IV formulation of propofol using SkyePharma's IDD- D(tm) (Insoluble Drug Delivery in microDroplet) technology Intended for the maintenance of anesthesia in adults during surgery and for sedation of adults in an intensive-care setting Currently in Phase II trials Clinical Rationale Novel formulation of Diprivan(r), the leading intravenous anesthetic Improved antimicrobial effectiveness (increased "hang" time) Presented as a ready-to-use emulsion containing no preservatives

CHRONOGESIC(tm) (sufentanil) Pain Therapy System Product Description First systemic product intended to provide continuous analgesia for three months Implantable (sub-cutaneous) osmotic pump based on proven technology Intended for moderate-to- severe pain in patients who require chronic opioid administration and who are opioid responsive Targeted at chronic opioid market valued at $3.0 billion Licensed marketing rights from DURECT

CHRONOGESICTM Clinical Rationale Completed phase II trials have shown an acceptable safety and efficacy profile in over 80 patients Reduced side effects due to elimination of peaks and troughs Patient convenience, reduced possibility of misuse Improved compliance Physician gains greater control of administration Program Status Clinical program on temporary hold pending agreement with FDA on additional monitoring and data collection Certain design and manufacturing enhancements also being implemented Clinical trials anticipated to restart second half 2003

Total Net Sales $108.4 $138.5 $252.0 $399.0 1998 2000 2001 2002 (in millions) 1999 $400 $300 $200 $100 $0 $197.4 CAGR 38%

Consolidated EBITDA(1) $22.9 $27.7 $79.5 $158.1 $160 1998 2000 2001 2002 (in millions) 1999 $120 $80 $40 $0 $62.1 (1) Pro Forma for acquisitions as defined by Endo's credit facility CAGR 65%

167% $ 0.30 $ 0.80 Diluted EPS(2) 197% $ 27.6 $ 82.0 Net Income(2) 99% $ 79.5 $ 158.1 Consolidated EBITDA(1) 46% $ 39.0 $ 56.8 R & D 39% $ 79.5 $ 110.9 SG & A 74% $ 177.1 $ 308.2 Gross Profit (2) 58% $ 252.0 $ 399.0 Net Sales % Change 2001 2002 Selected Financial Highlights - Full Year (dollars in millions, except per share data) As defined by Endo's credit facility Excluding special charges

Financial Guidance Summary Net Sales Consolidated EBITDA(1) (g) Company guidance (1) As defined by Endo's credit facility $399.0 $600 2002 $450 $300 $150 $0 $440.0 2003(g) (in millions) 2002 2003(g) $200 $150 $100 $50 $0 $158.1 $160.0 (in millions)

2002 Accomplishments Building a solid platform for sustainable growth: Filed two NDAs with the FDA in 2002 Augmented R&D pipeline by adding EN3247 Oral Rinse for Oral Mucositis Augmented R&D pipeline by in-licensing marketing rights to: CHRONOGESICTM DepoMorphineTM Propofol IDD-DTM Internalized specialty sales force Received tentative FDA approval for oxycodone ER

2003/2004 Expected Milestones Lidoderm(r) continued growth Oxymorphone ER and IR approval and launch EN3247 Oral Rinse (oral mucositis) NDA filing, approval and launch DepoMorphineTM NDA filing, approval and launch Advancement of other pipeline projects Further in-licensing and acquisition activities in pain management and complementary therapies

Endo Pharmaceuticals Nasdaq: ENDP; ENDPW